                                                                      EXHIBIT 99


                          HARRIS CORPORATION UNAUDITED
                        CONSOLIDATED STATEMENT OF INCOME
            FOR THE QUARTERS ENDED OCTOBER 2, 1998, JANUARY 1, 1999,
                        APRIL 2, 1999 AND JULY 2, 1999*
                             ---------------------
                    (In millions, except per share amounts)


                                                                                        Quarters Ended (Unaudited)
                                                                            -------------------------------------------------
                                                                            October 2     January 1       April 2      July 2
                                                                               1998         1999           1999         1999
                                                                             -------      -------        -------      -------
REVENUE
Revenue from product sales, rentals, and services                            $ 412.6      $ 417.5        $ 445.4      $ 468.0

COSTS AND EXPENSES
Cost of product sales, rentals, and services                                   302.6        296.9          327.3        351.5
Engineering, selling and administrative expenses                                86.5         98.7           87.4        111.7
Restructuring expenses                                                            --           --             --          5.1
Special charge for litigation costs                                             20.6           --             --           --
Interest                                                                         2.8         (0.2)           5.1          2.1
Other-net                                                                      (11.2)        (5.1)          (9.1)        (7.2)
                                                                             -------      -------        -------      -------
                                                                               401.3        390.3          410.7        463.2
                                                                             -------      -------        -------      -------

Income from continuing operations before income taxes                           11.3         27.2           34.7          4.8
Income taxes                                                                     4.1          9.8           12.5          1.7
                                                                             -------      -------        -------      -------
Income from continuing operations before extraordinary item                      7.2         17.4           22.2          3.1
Discontinued operations net of income taxes                                     21.2         35.4           19.2        (63.4)
                                                                             -------      -------        -------      -------
Income (loss) before extraordinary item                                         28.4         52.8           41.4        (60.3)
Extraordinary loss from early retirement of debt net of
 income taxes                                                                     --           --             --         (9.2)
                                                                             -------      -------        -------      -------
Net income (loss)                                                             $ 28.4      $  52.8        $  41.4      $ (69.5)
                                                                             =======      =======        =======      =======

NET INCOME (LOSS) PER COMMON SHARE
Basic:
     Continuing operations before extraordinary item                          $ 0.09      $  0.22        $  0.28      $  0.04
     Discontinued operations                                                    0.27         0.44           0.24        (0.80)
     Extraordinary loss                                                           --           --             --        (0.12)
                                                                             -------      -------        -------      -------
                                                                              $ 0.36      $  0.66        $  0.52      $ (0.88)
                                                                             =======      =======        =======      =======

 Diluted:
     Continuing operations                                                    $ 0.09      $  0.22        $  0.28      $  0.04
     Discontinued operations                                                    0.27         0.44           0.24        (0.80)
     Extraordinary loss                                                           --           --             --        (0.12)
                                                                             -------      -------        -------      -------
                                                                              $ 0.36      $  0.66        $  0.52      $ (0.88)
                                                                             =======      =======        =======      =======

Cash dividends paid per common share                                            0.24         0.24           0.24         0.24
Average diluted shares outstanding                                              79.9         79.8           79.7         79.4

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* All financial information for periods preceding the quarter ended July 2, 1999 have been restated to reflect continuing operations of the Company.